UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 18, 2026
NOVELIS INC.
(Exact name of registrant as specified in its charter)

Canada	001-32312	98-0442987
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)
3550 Peachtree Road NE, Suite 1100
Atlanta, Georgia 30326
(Address of Principal Executive Offices)
(404) 760-4000
(Registrant's Telephone Number, Including Area Code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01 Entry into a Material Definitive Agreement.

ABL Amendment
On February 19, 2026, Novelis Inc. (the “Company” or “we”) entered into an amendment (the “ABL Amendment”) to its Second Amended and Restated Credit Agreement (as previously amended and as amended by the ABL Amendment, the “ABL Facility”), dated as of October 6, 2014, among the Company and subsidiary borrowers party thereto, the guarantors party thereto, Wells Fargo Bank, National Association, as administrative agent and collateral agent, and the lenders and issuing banks party thereto. The ABL Amendment modifies the ABL Facility by increasing the maximum revolving amount by $500.0 million to $2,500.0 million. All other material terms of the ABL Facility remain unchanged.
The foregoing description of the ABL Amendment is a general description and is qualified in its entirety by reference to the full text of the ABL Amendment, which the Company plans to file as an exhibit to its annual report on Form 10-K.
Subscription Agreement
On February 18, 2026, we entered into a subscription agreement with AV Minerals (Netherlands) N.V. (“AV Minerals”), the Company’s sole shareholder and a wholly owned subsidiary of Hindalco Industries Limited, pursuant to which AV Minerals agreed to purchase 1,333,333 of the Company’s common shares, no par value per share, for $199,999,950 at a price of $150 per share. The closing of the investment occurred concurrently with the execution of the subscription agreement.
The common shares have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), and were instead sold pursuant to the exemption provided in Section 4 (a)(2) of the Securities Act and/or Regulation D promulgated thereunder. This Current Report on Form 8-K is not an offer to sell or the solicitation of an offer to buy common shares of the Company, or any other securities of the Company.
Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
The information set forth above under Item 1.01 is hereby incorporated by reference into this Item 2.03.
Item 9.01 Financial Statements and Exhibits.

Exhibit No.	Description
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NOVELIS INC.
Date: February 23, 2026	By:	/s/ Chirag Shah
Name: Chirag Shah
Title: Interim Chief Legal Officer and Secretary